Restructuring and Other Costs	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring and Other Costs
RESTRUCTURING COSTS
During 2014, we recorded net pre-tax restructuring costs totaling $368 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(dollars in millions)
Otis	$87
UTC Climate, Controls & Security	116
Pratt & Whitney	64
UTC Aerospace Systems	82
Sikorsky	14
Eliminations and other	5
Total	$368

Restructuring charges incurred in 2014 primarily relate to actions initiated during 2014 and 2013, and were recorded as follows:

(dollars in millions)
Cost of sales	$183
Selling, general and administrative	185
Total	$368

2014 Actions. During 2014, we initiated restructuring actions relating to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations. We recorded net pre-tax restructuring costs totaling $345 million for restructuring actions initiated in 2014, consisting of $155 million in cost of sales and $190 million in selling, general and administrative expenses.
We are targeting to complete in 2015 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2014. No specific plans for significant other actions have been finalized at this time. The following table summarizes the accrual balances and utilization by cost type for the 2014 restructuring actions:

(dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination & Other Costs	Total
Net pre-tax restructuring costs	$275	$8	$62	$345
Utilization and foreign exchange	(113)	(8)	(53)	(174)
Balance at December 31, 2014	$162	$—	$9	$171

The following table summarizes expected, incurred and remaining costs for the 2014 restructuring actions by segment:

(dollars in millions)	Expected Costs	Cost Incurred During 2014	Remaining Costs at December 31, 2014
Otis	$137	$(98)	$39
UTC Climate, Controls & Security	122	(86)	36
Pratt & Whitney	84	(64)	20
UTC Aerospace Systems	115	(72)	43
Sikorsky	20	(20)	—
Eliminations and other	5	(5)	—
Total	$483	$(345)	$138

2013 Actions. During 2014, we recorded net pre-tax restructuring costs totaling $29 million for restructuring actions initiated in 2013, consisting of $30 million in cost of sales offset by a reduction of $1 million in selling, general and administrative expenses. The 2013 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations. The following table summarizes the accrual balances and utilization by cost type for the 2013 restructuring actions:

(dollars in millions)	Severance	Asset Write- Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2014	$196	$—	$19	$215
Net pre-tax restructuring costs	9	1	19	29
Utilization and foreign exchange	(137)	(1)	(21)	(159)
Balance at December 31, 2014	$68	$—	$17	$85

The following table summarizes expected, incurred and remaining costs for the 2013 programs by segment:

(dollars in millions)	Expected Costs	Costs Incurred During 2013	Costs Incurred During 2014	Remaining Costs at December 31, 2014
Otis	$69	$(69)	$—	$—
UTC Climate, Controls & Security	121	(89)	(25)	7
Pratt & Whitney	162	(154)	(5)	3
UTC Aerospace Systems	86	(71)	(7)	8
Sikorsky	30	(38)	8	—
Total	$468	$(421)	$(29)	$18

2012 Actions. During 2014, we reversed net pre-tax restructuring accruals totaling $6 million for restructuring actions initiated in 2012. As of December 31, 2014, there are no remaining costs to complete the 2012 actions.